UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 12, 2012

Date of Report (Date of earliest event reported)

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

NEVADA	001-31791	04-3562325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 Peachtree Industrial Blvd., Suite 240

Norcross, GA 30071

(Address of principal executive offices) (Zip Code)

(678) 620-3186

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 12, 2012, Galectin Therapeutics Inc. (the “Company) issued a press release (the “Release”) containing information presented by Company executives at the American Association for the Study of Liver Disease (AASLD) Annual Meeting in Boston, MA on November 12, 2012 regarding new preclinical data on the mechanism of action of GR-MD-02. Exhibit 99.1 and Exhibit 99.2, which are being furnished and not filed herewith, contain the text of the Release and the Presentation.

The information in this Report is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release Issued November 12, 2012

99.2	Presentation November 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALECTIN THERAPEUTICS INC.

By:	/s/ Peter G. Traber
Peter G. Traber, M.D. President, Chief Executive Officer & Chief Medical Officer

Date: November 13, 2012